SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Alliance Energy Plus, Inc.
(Name of Registrant as Specified in Its Charter)
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400 N. Congress Ave., Suite 130, West Palm Beach FL 33401

(888) 607-3555

February __, 2015

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Thursday February 26, 2015, at 2:00 p.m. local time at the Aria Resort located at 3730 Las Vegas Blvd., Las Vegas, Nevada 89158. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. We urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or by voting in person at the Annual Meeting. If you decide to attend the Annual Meeting and you are a registered Shareholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Alliance Bioenergy Plus, Inc.

Sincerely,

Daniel de Liege

Daniel de Liege

Chairman of the Board, President and Chief Executive Officer

400 N. Congress Ave., Suite 130, West Palm Beach FL 33401

(888) 607-3555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2015

TO THE SHAREHOLDERS OF ALLIANCE BIOENERGY PLUS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Alliance Bioenergy Plus, Inc., a Nevada corporation (the “Company”), will be held on February 26, 2015 at 2:00 p.m. local time, at the Aria Resort located at 3730 Las Vegas Blvd., Las Vegas, Nevada 89158, for the following purposes:

1.	To elect six directors to serve for the ensuing year and until their successors are elected;

2.	The ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2015;

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports”, below.

The Board of Directors has fixed the close of business on February 3, 2015 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Shareholders of record present at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present in person to vote at the Annual Meeting.

By Order of the Board of Directors,

Daniel de Liege

Daniel de Liege

West Palm Beach, FL

February 3, 2015

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2015.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013 ARE AVAILABLE AT www.proxyvote.com.

400 N. Congress Ave., Suite 130, West Palm Beach FL 33401

(888) 607-3555

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on February 26, 2015

INFORMATION CONCERNING SOLICITATION AND

THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Alliance Bioenergy Plus, Inc., a Nevada corporation, of proxies for use at the 2015 Annual Meeting of Shareholders to be held on February 26, 2015, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Aria Resort located at 3730 Las Vegas Blvd., Las Vegas, Nevada 89158.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 14, 2015 to all Shareholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Daniel de Liege, President and Chief Executive Officer and Mark W. Koch, Director (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Who can vote at the Annual Meeting?

We have designated a record date of February 3, 2015 for the Annual Meeting. Only Shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on February 3, 2015, we had outstanding and entitled to vote 40,340,738 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Shareholder of Record – Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, VStock Transfer, Inc., then you are a Shareholder of record. As a Shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner – Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “Street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the Shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the Shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1) is considered “non-routine” under applicable rules. The ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2015 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the Annual Meeting if you were a Shareholder as of the close of business on February 3, 2015, or you have authority to vote under a valid proxy for the Annual Meeting. You should be prepared to present valid photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a Shareholder of record, your name will be verified against the list of Shareholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to February 3, 2015, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, Shareholders eligible to vote will consider and vote upon (1) the election of six directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and (3) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board of Directors recommends that you vote:

•	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Shareholders in 2015 and until their successors are duly elected and qualified;

•	FOR the ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm;

What vote is required to approve each matter and how are votes counted?

If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•	Election of Directors. The six nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

•	Ratification of Paritz & Co., P.A. as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify Paritz & Co., P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2015. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a Shareholder of record, there are four ways to vote:

•	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,

•	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,

•	By signing, dating and returning the accompanying proxy card, or

•	By written ballot at the Annual Meeting.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, we will pass out ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote by ballot at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,

•	you may send a written notice that you are revoking your proxy to our Chairman at 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, or

•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by Shareholders present at the meeting or by proxy. At the close of business on the record date, there were 40,340,738 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 20,170,370 shares must be represented by Shareholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the Shareholders. If we propose to have the Shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What if a Shareholder does not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a Shareholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1) is considered “non-routine” under applicable rules. The ratification of the appointment of Paritz & Co., P.A. as our independent registered public accounting firm for fiscal 2015 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2013?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 at: www.proxyvote.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of six directors. Each director to be elected will hold office until the next annual meeting of Shareholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by the independent members of the Board, has nominated the nominees listed below for election to our Board of Directors. All six of the nominees listed below are currently directors of the Company. We encourage our Board members to attend our annual meetings of Shareholders.

Nomination Process

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent members of the Board also consider other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Alliance Bioenergy Plus, Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The six candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each independent member of the Board may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent members of the Board.

Name	Age	Position and Offices	Director Since
Daniel de Liege	48	President and Chairman of the Board	2012
Mark W. Koch	55	Director	2012
David C. Matthews	64	Chief Executive Officer and Director Designee
Lt.Gen. (ret.) Mark P. Hertling	61	Director Designee
Ted Chasanoff (1)	63	Director	2013
Michael A. Bilodeau	52	Director	2014

(1) Audit Committee Financial Expert

Daniel de Liege became CEO, President, Secretary and a director of the Company in April 2012 and CFO in April 2014. Prior to founding the Company, Mr. de Liege has been the President and CEO of Prelude Pictures since 1997. Prior to that Mr. de Liege was President of 24/7 Entertainment from 1994 until 1997. Mr. de Liege attended Palm Beach State College and is on the Board of Directors of The Timothy Initiative, a not for profit organization.

Mark W. Koch became a director of the Company in April, 2012. Prior to becoming a director of the Company, Mr. Koch is the Founder and Chairman of Prelude Pictures since 1992. Prior to that Mr. Koch was the President of Marbi Inc. from 1989 to 1999. Mr. Koch holds an AA degree from Northwood University.

David C. Matthews has been Chief Executive Officer of the Company since 2015 and is a Director Designee. He is currently the Chief Operating Officer of the United States Regional Economic Development Authority (“USREDA”), where he delivers leadership, management and vision to help USREDA achieve its strategic goals worldwide. He has acted for over 25 years as a Senior Advisor in both the private and public sectors, specializing in business process engineering. Previously, he has served as a Country Director for the Peace Corps in Kyrgyzstan and as CEO of The Princeton Group, LLC, where he provided management-consulting services in companies experiencing extreme growth. Mr. Matthews also served as a Senior Advisor to the US State Department in Iraq and a Senior Civilian Advisor to the Department of Defense in Afghanistan, consulting senior military and State Department officials on stability, economic, policy, and operational issues. Mr. Matthews is a graduate of Charter Oak College and a Visiting Fellow at the Woodrow Wilson School at Princeton University.

Lt. Gen. Mark P. Hertling, U.S. Army (ret.) is a Director Designee of the Company and has been a director of the Company since 2015. Since 2013, he has been leading programs for Global Partnering, Physician Leadership and Health Performance Strategy at the Florida Hospital in Orlando, FL. Prior to 2013, he served nearly 40 years in the US Army. At the time of his retirement, he was Commanding General of US Army Europe, where he commended over 40,000 soldiers with over 100,000 family members, and partnered with the armies of 50 countries in the European theater. During his military career, Gen. Hertling commanded at every level from Platoon to Army, and he also commanded training organizations at the Army’s National Training Center (Ft Irwin, California) and the Joint Multi-National Training Center in Grafenwoehr, Germany. He was an assistant Division Commander in Baghdad, Iraq in 2003-4. Later he commanded the Army’s 1st Armored Division (1AD) in Germany and for over fifteen months in combat in Northern Iraq in 2007-8.

He received a Bachelor of Science from the U.S. Military Academy in 1975 and is a graduate of the Army’s Staff College, the School of Advanced Military Studies, and the National War College; he holds Masters Degrees in History and International Relations and a Master’s Degree in Exercise Physiology from Indiana University.

Gen. Hertling’s multiple military honors include 3 Distinguished Service Medals, six Legions of Merit, five Bronze Stars, the Purple Heart, and the Army Commendation Medal for Valor. He also received the Gold Cross of Honor of the German Army, the Romanian Land Forces Emblem of Honor, and the Polish Soldier’s Medal.

In addition to his other activities, he was appointed by President Obama to be one of 25 members of the President’s Council on Fitness, Sport and Nutrition. He also serves as an advisor to the non-profit organizations “Mission: Readiness,” “World T.E.A.M. Sport,” and “Operation Gratitude.” He also acts as a military analyst for CNN. He is a frequent speaker on the subjects of leadership, national security, and health trends.

Ted R. Chasanoff has been a director of the Company since October 2013. Ted Chasanoff is currently a shareholder in Mayer Hoffman McCann CPAs and a managing director of CBIZ MHM LLC. He is experienced in both the accounting and merger and acquisition area and provides business advisory services to publicly and privately held clients in various industries including media, technology, retail, distribution and service industries. He has worked closely with private equity groups, venture capital funds and the investment banking communities. He has served as the engagement partner on many large and small publicly traded companies. Prior to joining Mayer Hoffman McCann and CBIZ MHM he served as an audit partner at KPMG.  Mr. Chasanoff received his undergraduate degree from SUNY at Stony Brook and his MBA from Rutgers University. He has been a speaker at many conferences throughout the United States on accounting and merger and acquisition topics.

Michael A. Bilodeau, has been a director of the Company since June 2014. From 2006 to the present date, he has served as Associate Director, University of Maine Forest Bioproducts Research Initiative. From 2003 to the present date, he has also served as Director, University of Maine Pulp & Paper Process Development Center. From 1999 to 2003 he served as Manager, Papermaking Development Group, Sappi Fine Papers. He has worked in the paper and pulp industry since 1983. He holds a B.S. Chemical Engineering, from the University of Maine (1983).

BOARD AND COMMITTEE MATTERS

AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

At this time, we have yet to implement certain policies and practices to reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws. We expect to implement all of these policies and practices in the near future. As of this time, we have implemented the following:

•	A majority of our Board members are independent of our company and our management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees;

•	We have a Financial Expert who will serve on our Audit Committee when the Board designates such Committee.

Board of Directors

Following our Annual Shareholders Meeting, our Board will consist of six directors: Daniel de Liege (Chairman), Mark W. Koch, David C. Matthews, Lt. Gen. (ret.) Mark P. Hertling, Ted Chasanoff and Michael A. Bilodeau. During the fiscal year ended December 31, 2014, our Board held four meetings. All directors serving on the Board during the fiscal year ended December 31, 2014 attended at least 75% of the aggregate of the total number of the meetings of the Board.

Independence of the Board

Three of the members of our board of directors qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Lt. Gen. (ret.) Mark P. Hertling, Ted Chasanoff and Michael A. Bilodeau are or will be independent directors within the meaning of Nasdaq Marketplace Rule 4200.

Board Leadership Structure

Daniel de Liege currently serves as Chief Executive Officer and Chairman of the Board. The Board does not have a lead independent director. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our shareholders, for Mr. de Liege to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. de Liege’s knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. The independent directors on the Board oversee risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

During the calendar year ended December 31, 2014, our independent directors did not meet in any regularly scheduled executive sessions at which only independent directors were present.

Shareholder Communications with the Board

We have adopted a formal process by which Shareholders may communicate with our Board. The Board recommends that Shareholders initiate any communications with the Board in writing and send them in care of the Chairman of the Board by mail to our principal offices, 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401.

This centralized process will assist the Board in reviewing and responding to Shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication.

Information Regarding the Board Committees

During the full fiscal year ended December 31, 2014, the Board had no standing committees.

Audit Committee

Our Board has designated a standing Audit Committee to oversee our corporate accounting and financial reporting processes comprising Ted Chasanoff, Michael A. Bilodeau and Ron Logan. The Board has also designated Ted Chasanoff to serve as the independent financial expert serving on the Audit Committee.

When the Audit Committee serves the following functions:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our Company’s internal control system, including information technology security and control;

•	understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•	oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	review the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;

•	review the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

Compensation Committee

Our Board has designated a standing Compensation Committee comprising Ted Chasanoff, Michael A. Bilodeau and Ron Logan to oversee our corporate accounting and financial reporting processes.

The Compensation Committee serve the following functions:

•	reviews and approves the performance goals and objectives for executive officers, including our CEO;

•	evaluates the CEO’s performances in light of those goals and objectives and recommend to the Board the CEO’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the CEO;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each annual meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the Board. In carrying out the functions of a nominating committee, the Board does not rely on a nominating committee charter. Rather, the independent directors of the Company apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

The Board believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to Shareholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing Shareholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its Shareholders. The Board does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Board views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of Shareholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Board meets to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to our Board by majority vote. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Shareholder Nominations

The Board applies the same guidelines (described above) to Shareholder nominees as applied to nominees from other sources. Any Shareholder who wishes to recommend for the Board’s consideration a prospective to serve on the Board may do so by giving the candidate’s name and qualifications in writing to our corporate secretary at the following address: 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, at least thirty (30) days prior to the date of the Annual Shareholders Meeting.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Paritz & Co., P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Shareholder ratification of the selection of Paritz & Co., P.A. is not required by our bylaws or otherwise. However, we are submitting the selection of Paritz & Co., P.A. to the Shareholders for ratification as a matter of good corporate practice. If the Shareholders fail to ratify the selection, the Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our Shareholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Paritz & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the Shareholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

AUDIT FEES

The aggregate fees billed by our auditors, Paritz & Co., P.A., for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2013 and review our interim financial statements for the first, second and third quarters of 2014 will be approximately $35,000 The aggregate fees billed by our auditors, Paritz & Co., for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2012 and review our interim financial statements for the first, second and third quarters of 2013 was approximately $10,400.

AUDIT-RELATED FEES

During the fiscal years ended December 31, 2012 and 2013, no fees were billed or incurred for assurance or related services by our auditors that were reasonably related to the audit or review of financial statements reported above.

TAX FEES

During the fiscal years ended December 31, 2012 and 2013, there were no tax preparation fees billed.

ALL OTHER FEES

During the fiscal years ended December 31, 2012 and 2013, no other fees were billed or incurred for services by our auditors other than the fees noted above. Our board, acting as an audit committee, deemed the fees charged to be compatible with maintenance of the independence of our auditors.

THE BOARD OF DIRECTORS PRE-APPROVAL POLICIES

Before an independent auditor is engaged by us to render audit or non-audit services, Audit Committee and Board of Directors pre-approves the engagement. Board of directors pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by our Audit Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service provided, and such policies and procedures do not include delegation of our board of directors’ responsibilities under the Exchange Act to our management. Our board of directors may delegate to one or more designated members of our board of directors the authority to grant pre-approvals, provided such approvals are presented to the board of directors at a subsequent meeting. If our board of directors elects to establish pre-approval policies and procedures regarding non-audit services, the board of directors must be informed of each non-audit service provided by the independent auditor. Board of directors pre-approval of non-audit services, other than review and attest services, also will not be required if such services fall within available exceptions established by the SEC. For the fiscal years ended December 31, 2013 and 2014, 100% of audit-related services, tax services and other services performed by our independent auditors were pre-approved by our board of directors.

Our board has considered whether the services described above under the caption “All Other Fees”, which are currently none, is compatible with maintaining the auditor’s independence.

The board approved all fees described above.

The Board of Directors has considered the role of Paritz & Co., P.A. in providing services to us for the fiscal year ended December 31, 2014 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of the ratification of the selection of our independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of February 3, 2015, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company’s Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address	Number of Shares (2)	Percentage Owned (1)	Capacity
Daniel de Liege	4,500,000	11.155%	Officer/Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Mark W. Koch (3)	4,026,000	9.980%	Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

David Matthews	0	0%	Chief Executive Officer
400 N Congress Avenue Suite 130			and Director Designee (8)
West Palm Beach, FL 33401

Lt. Gen (ret.) Mark Hertling	0	0%	Director Designee (8)
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Ted Chasanoff (5)	304,308	*	Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Michael A. Bilodeau	0	0%	Director
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Joseph McNaney	4,184,000	10.371%	Director (7)
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

Ron Logan	100,000	*	Director (7)
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

All officers and directors as a group (eight persons)	13,114,308	32.509%

Johan Sturm (4)	3,376,316	8.806%	5% Holder
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

AMG Energy Solutions, LLC (6)	6,021,420	15.705%	5% Holder
400 N Congress Avenue Suite 130
West Palm Beach, FL 33401

* less than one percent (1%)

(1) This table is based upon 40,340,738 shares issued and outstanding as February 3, 2015.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 500,000 Shares owned by Mark W. Koch, 20,000 shares owned by Marilyn Koch, 6,000 shares owned by Blake Koch and 3,500,000 shares owned by MWK Holdings, Inc., the beneficial owner of which is Mark Koch.

(4) Includes 3,151,316 shares owned by Willem Johan Sturm and Marie M Veronique Sturm JT, 112,500 shares owned by Angelique Sturm and 112,500 shares owned by Jayson Sturm.  Johan Sturm resigned as a director of the Company on November 10, 2014.

(5) Includes 196,808 shares owned by Ted Chasanoff, 7,500 shares owned by Devin Chasanoff and 100,000 shares owned by Teddy Chasanoff.

(6)  The beneficial owners of AMG Energy Solutions, LLC are Daniel de Liege and Mark W. Koch.

(7) Term as director expires on February 26, 2015.

(8) Director election is on February 26, 2015.

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of the outstanding securities of any class of the issuer, other than as set forth above.

EXECUTIVE COMPENSATION

The following is a summary of the compensation we paid for each of the last two years ended December 31, 2013 and 2012, respectively (i) to the persons who acted as our principal executive officer during our fiscal year ended December 31, 2013 and 2012 and (ii) to the person who acted as our next most highly compensated executive officer other than our principal executive officer who was serving as our executive officer as of the end of our last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)

Daniel de Liege	2013	$0	$0	$0	$0	$0	$0	$25,000	$25,000
(President, CEO, CFO)	2012	$0	$0	$0	$0	$0	$0	$12,950	$12,950

Outstanding Equity Awards at Fiscal Year End

None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives, during the fiscal year ended December 31, 2013.

Additional Narrative Disclosures

All of our employees, including our executive officers, are employed at will and none of our employees has entered into an employment agreement with us. We do not have any bonus, deferred compensation or retirement plan.

Director Compensation

We have no standard arrangements in place to compensate our directors for their service as directors or as members of any committee of directors. In the future, if we retain non-employee directors, we may decide to compensate them for their service to us as directors and members of committees.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended December 31, 2013, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive payout in the fiscal year ended December 31, 2013.

Employment Arrangements

We have not entered into the employment contracts with any of our named executive officers.

COMPENSATION OF DIRECTORS

No fees or cash were paid during the fiscal year ended December 31, 2013 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments were paid to these directors during the fiscal year ended December 31, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2014, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended December 31, 2013, the Company entered into the following transactions with related parties:

1) On January 2, 2013, the Company entered into three Consulting Agreements with related parties, (each calling for monthly payments to the consultant in the amount of $10,000. Under the terms of the Consulting Agreements, each Consultant will review and provide input on a variety of areas including corporate structure, marketing materials, website and promotional pieces; provide introductions to various organizations and individuals who might support the Company’s business development efforts and provide input and advice on the structuring of a private placement offering and the production of supporting materials. The Consulting Agreements have all been terminated.

2) Throughout 2013, the Company issued unsecured short-term notes payable to various related parties, including officer and directors of the Company, with a term of one year. At December 31, 2013, in the aggregate the notes had an outstanding principal balance of $111,800 and bear interest at a rate of 5% per annum. At December 31, 2013, such related party notes comprised the following:

Payee	Amount

Palm Beach Energy Solutions, LLC	$71,000
Daniel de Liege	200
Grace Capital, Inc.	20,600
Prelude Motorsports	20,000

Total	$111,800

3) Daniel de Liege advanced an aggregate of $18,000 to the cover security deposits for the leases related to New York Sandwich Company and the Company’s headquarters.

4) Mark W. Koch and Daniel de Liege are principals of AMG Energy Solutions, Inc., which owns 49% of AMG Energy Group, LLC. The company owns the remaining 51% of AMG Energy Group, LLC.

The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts.

SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2016 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is November 30, 2015.

Our by-laws also establish an advance notice procedure with respect to certain shareholder proposals and director nominations. If a shareholder wishes to have a shareholder proposal considered at our 2016 annual meeting, the shareholder must give timely notice of the proposal in writing to our Chairman of the Board. To be timely, a shareholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 15, 2015 and not later than January 18, 2016; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the shareholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a shareholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2014 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, tel. (888) 607-3555.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Chairman at Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401, tel. (888) 607-3555. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by February 19, 2015.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

Daniel de Liege

Daniel de Liege

February 3, 2015

VOTE BY INTERNET—www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Alliance Bioenergy Plus, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided to Alliance Bioenergy Plus, Inc., 400 N. Congress Ave., Suite 130, West Palm Beach FL 33401. All written proxies must be received by the Company by February 19, 2015.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote for the following:

		For all	Withhold All	For all except	To withhold authority to vote for any individual nominee(s), mark “For all Except” and write the number(s) of the Nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐

01 Daniel de Liege     02 Mark W. Koch     03 David C. Matthews     04 Lt. Gen. (ret.) Mark Hertling     05 Ted Chasanoff     06 Michael A. Bilodeau

The Board of Directors recommends you vote for Proposal 2

2.	To ratify the selection of Paritz & Co., P.A. as independent registered public	For	Against	Abstain
	accounting firm of the Company for the fiscal year ending December 31, 2015	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please indicate if you plan to attend this meeting     Yes ☐     No ☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator or other capacity, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer.

Signature	Date	Signature	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com.

ALLIANCE BIOENERGY PLUS, INC.

THIS PROXY RELATES TO THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD

FEBRUARY 26, 2015

The undersigned hereby appoints Daniel de Liege and Mark W. Koch, or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of Alliance Bioenergy Plus, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Alliance Bioenergy Plus, Inc. (the “Company”) to be held at 2:00 PM (local time) at the Aria Resort located at 3730 Las Vegas Blvd., Las Vegas, Nevada 89158 on February 26, 2015 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSAL TWO, AS MORE SPECIFICALLY DESCRIBED IN THE PORXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by and for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only be written instructions to that effect, signed and date by me, which must be actually received by the Company prior to the commencement of the Annual Meeting.